UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2005

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                        000-50052               06-1393745
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 597-8800


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

      On September 28, 2005, Kevin Armstrong, President and Chief Executive Officer, William Forrest, Executive Chairman, and William Koziel, Chief Financial Officer, gave a presentation at the 2005 RBC Capital Markets Consumer Conference at Disney's Grand Floridian Resort & Spa in Orlando, Florida. The text of the slides used during the presentation is furnished as Exhibit 99.1, attached hereto. The Company anticipates using the materials in further presentations.

Item 9.01 (c) Exhibits.

     99.1 Slides from the management presentation at the 2005 RBC Capital Markets Consumer Conference.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date:  September 28, 2005

                                          By: /s/ Kevin Armstrong
                                             --------------------
                                          Name:  Kevin Armstrong
                                          Title: President and Chief Executive
                                                 Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                     Description                     Electronic (E)
------------   -----------------------------------------------   --------------
     99.1      Slides from the management presentation at the          E
               2005 RBC Capital Markets Consumer Conference.